                    SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant [  ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    ROYCE VALUE TRUST, INC.
        (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date filed:

                             ROYCE VALUE TRUST, INC.
                           1414 Avenue of the Americas
                               New York, NY  10019
                                 1-800-221-4268

January 2, 1998



Dear Common Stockholder:

On February 10, 1998, a Special Meeting of Royce Value Trust Stockholders will be held to obtain approval for various changes in the provisions of the Fund's 8% Cumulative Preferred Stock.

- You are being asked to approve changes in several financial terms of the Cumulative Preferred Stock - the dividend payment period and rate and the call protection period. These changes are important to you as a Common Stockholder because they will, we believe, reduce the cost of capital to the Fund when the Fund has another preferred stock offering, which it hopes to do some time in the next six months.

- You are also being asked to approve a proposal that will avoid the need for the Fund to obtain your vote on matters such as these in the future, since such matters are ordinarily resolved when the Board fixes the terms of a preferred stock.

These proposals have been carefully considered by the Fund's Board of Directors, which is responsible for protecting your interests as a stockholder. THE BOARD OF DIRECTORS BELIEVES THESE PROPOSALS ARE FAIR AND REASONABLE AND LIKELY TO BENEFIT YOU AS A COMMON STOCKHOLDER, AND RECOMMENDS THAT YOU APPROVE THEM. If you have any questions about either of the proposals, please call Investor Information at 1-800-221-4268.

YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS EXTREMELY IMPORTANT. If the Fund does not receive sufficient number of votes prior to the meeting date, it will have additional costs for proxy solicitation and the meeting may have to be postponed. The Fund has retained an outside firm that specializes in proxy solicitation to assist it with any necessary follow-up. If the Fund has not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote. We hope that their telephone call does not inconvenience you. YOUR PARTICIPATION IS EXTREMELY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

Thank you.  We appreciate your prompt attention.

Sincerely,

/s/ Charles M. Royce

Charles M. Royce
President

                             ROYCE VALUE TRUST, INC.
                           1414 Avenue of the Americas
                               New York, NY  10019
                                 1-800-221-4268


January 2, 1998

Dear Preferred Stockholder:

The unique feature of your 8.00% Cumulative Preferred Stock, which allows a portion of its dividends to receive capital gains treatment, has performed well since its issuance in 1996. Indeed, this feature is now more valuable with the new, lower capital gains tax rates.

The Preferred Stock, as you know, currently pays an annual dividend in December. WE ARE ASKING YOU IN THE ENCLOSED PROXY STATEMENT TO VOTE TO CHANGE THE DIVIDEND PAYMENTS FROM AN ANNUAL TO A QUARTERLY BASIS. We believe that this and related changes will enhance the value of your Preferred Stock for the following reasons:

- BASED ON CURRENTLY AVAILABLE RATES, THE NEW SLIGHTLY LOWER QUARTERLY RATE OF 1.95% WILL GIVE YOU AN ANNUAL YIELD EQUIVALENT OF 8.03%, A YIELD IN EXCESS OF THE PREFERRED STOCK'S ANNUAL STATED RATE OF 8%. THIS YIELD IMPROVEMENT RESULTS FROM YOUR RECEIVING THE DIVIDENDS THROUGHOUT THE YEAR INSTEAD OF AT THE END OF THE YEAR.

- YOU WILL RECEIVE AN EXTRA $.05 PER SHARE WITH YOUR MARCH 1998 DIVIDEND, THEREBY GIVING YOU YIELD EQUIVALENT PAYMENTS OF 8.25% FOR 1998.

- YOUR PROTECTION AGAINST OPTIONAL CALLS BY THE FUND WILL BE EXTENDED BY TWO YEARS, THUS LOCKING IN YOUR PREFERRED STOCK YIELD UNTIL AUGUST 15, 2003 DURING THIS PERIOD OF LOWERING INTEREST RATES.

WE BELIEVE THAT THE STOCK MARKET SHOULD REACT POSITIVELY TO THESE CHANGES, AND THAT THE INCREASED VALUE WILL BE REFLECTED IN THE PREFERRED STOCK'S MARKET PRICE. The Proxy Statement's other proposal would eliminate the need for one group of stockholder to vote on matters such as these when they do not affect that group. If you have any questions about either of the proposals, please call the Fund at 1-800-221-4268.

YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS EXTREMELY IMPORTANT! If the Fund does not receive a sufficient number of votes prior to the meeting date, it will have additional costs for proxy solicitation and the meeting may have to be postponed. PLEASE COMPLETE, SIGN AND MAIL YOUR PROXY CARD AS SOON AS POSSIBLE. Your participation is extremely important, no matter how many or few shares you own.

The Fund has retained an outside firm that specializes in proxy solicitation to assist it with any necessary follow-up. If the Fund has not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote. We hope that their telephone call does not inconvenience you.

Thank you.  We appreciate your prompt attention.

Sincerely,

/s/ Charles M. Royce

Charles M. Royce
President

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                     ROYCE VALUE TRUST, INC.

To the Stockholders of
ROYCE VALUE TRUST, INC.



     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of ROYCE VALUE TRUST, INC. (the "Fund") will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York, on February 10, 1998 at 2:00 p.m. (E.T.), for the following purposes:



        1.  To approve various amendments to the
       Articles Supplementary for the Fund's Cumulative
       Preferred Stock that, among other things, increase the frequency with which dividends are payable from annually to quarterly and extend the optional call protection period from August 15, 2001 to August 15, 2003.

       2.  To approve other amendments to the Articles
       Supplementary for the Fund's Cumulative Preferred Stock limiting non-substantive voting rights and allowing Board of Director modifications of the Articles.

     	3. To transact such other business as may come before the meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on December 18, 1997 as the record date for the determination of those stockholders entitled to vote at the meeting, and only holders of record at the close of business on that day will be entitled to vote.

  The Fund's Annual Report to Stockholders for the year ended December 31, 1996 and its Semi-Annual Report to Stockholders for the six months ended June 30, 1997 were previously mailed to stockholders, and copies of them are available upon request, without charge, by writing to the Fund at 1414 Avenue of the Americas, New York, New York 10019 or calling toll free at 1-800-221-4268.

                            IMPORTANT

  To save the Fund the expense of additional proxy solicitation, if you do not now expect to be present at the meeting, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States). The Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the meeting.

                                  By order of the Board of Directors,

                                  John E.  Denneen
                                  Secretary


January 2, 1998

                 SPECIAL MEETING OF STOCKHOLDERS
                               OF
                     ROYCE VALUE TRUST, INC.
                   1414 Avenue of the Americas
                    New York, New York 10019

                        February 10, 1998

               ----------------------------------
                         PROXY STATEMENT
               ----------------------------------

  Accompanying this Proxy Statement is a Notice of Special Meeting of Stockholders and a form of Proxy for the meeting solicited on behalf of the directors of Royce Value Trust, Inc. (the "Fund").


  The Proxy may be revoked at any time before it is exercised by written instructions to the Fund or by filing a new Proxy with a later date, and any stockholder attending the meeting may vote in person, whether or not he or she has previously filed a Proxy. The shares represented by all properly executed Proxies received in time for the meeting will be voted. Where a stockholder has specified a choice on the Proxy with respect to Proposals 1 and 2 in the Notice of Special Meeting, his or her shares will be voted accordingly. If no directions are given, the stockholder's shares will be voted in favor of these Proposals. The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund's shares. Some officers and employees of the Fund and/or Royce & Associates, Inc. ("Royce"), the Fund's investment adviser, may solicit Proxies personally and by telephone, if deemed desirable. The Fund has engaged the services of Shareholder Communications Corporation, at a cost of $7,500 plus out-of-pocket expenses, for help in securing stockholder representation at the meeting.

  On December 18, 1997, the record date for the meeting, there were 27,526,356 shares of Common Stock and 2,400,000 shares of Cumulative Preferred Stock of the Fund outstanding. The stockholders entitled to vote are those of record on that date. Shares of both the Common Stock and the Cumulative Preferred Stock are entitled to one vote on each item of business at the meeting. Stockholders vote at the Special Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Directors before the meeting, who serve as Inspectors and Judges of Voting at the meeting and who have executed an Inspectors and Judges Oath. Neither abstentions nor broker non-votes are counted in the tabulation of such votes.

     The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock and Cumulative Preferred Stock as of the record date:

     NAME AND ADDRESS             CLASS        AMOUNT AND NATURE      PERCENTAGE
        OF OWNER                OF STOCK          OF OWNERSHIP         OF CLASS
-----------------------------  ------------  ----------------------   ----------


Yale University ................Common       2,758,709 shares --          10.0%
  451 College Street			       Beneficial (sole voting
  P.O. Box 1074 Yale Station                   and investment power)
  New Haven, CT 06520
Depository Trust Company ...... Common       25,566,078 shares -- Record  92.9%
  Cede & Co.
  P.O. Box 20                   Preferred     2,363,408 shares -- Record  98.5%
  Bowling Green Station
  New York, NY 10274



      1. INCREASING THE FREQUENCY OF CUMULATIVE PREFERRED STOCK DIVIDEND PAYMENTS FROM ANNUALLY TO QUARTERLY, EXTENDING THE OPTIONAL CALL PROTECTION PERIOD FROM
    AUGUST 15, 2001 TO AUGUST 15, 2003 AND RELATED AMENDMENTS
                          (Proposal 1)

  When the Fund offered and sold the 2,400,000 shares of its 8% Cumulative Preferred Stock (the "Cumulative Preferred Stock") in August 1996, it was limited by the Investment Company Act of 1940 to paying dividends on the Cumulative Preferred Stock only once per year. Thus, dividends on the Cumulative Preferred Stock, at the annual rate of 8% of the initial liquidation preference of $25 per share, are payable when, as and if declared by the Board of Directors, out of funds legally available therefor, annually on December 23 of each year, to holders of record on the preceding December 6. If the Fund's annual 8% dividend rate had, instead, been payable quarterly when the Cumulative Preferred Stock was offered and sold in August 1996, the equivalent dividend rate would have been 7.77%.

  On June 11, 1997, the Fund obtained an exemptive order from the Securities and Exchange Commission permitting it to pay its capital gains dividends on a quarterly basis, which is the usual payment schedule for many preferred stock issues. Therefore, the Fund is proposing to make the dividends on the Cumulative Preferred Stock payable quarterly, at the annual rate of 7.80% (an annual yield equivalent of 8.03% on the $25 liquidation preference, assuming reinvestment in a similar instrument at a currently available rate). The payment dates would be fixed at March 23, June 23, September 23 and December 23 of each year, commencing on March 23, 1998, and the record dates for these payments would be the preceding March 6, June 6, September 6 and December 6.

  In order to provide an additional incentive for Cumulative Preferred Stockholders to vote for this change, the Fund will, if stockholders approve this Proposal 1, add $.05 per share to the dividend payable to Cumulative Preferred Stockholders on March 23, 1998, so that they may expect to receive yield equivalent payments of 8.25% in 1998.

  The Fund is also proposing to increase the Cumulative Preferred Stock's optional call protection period by two years in conjunction with changing the dividend cycle from an annual to a quarterly pay. Thus, if this Proposal 1 is approved by the Fund's stockholders, the Fund could, at its option, redeem the Cumulative Preferred Stock only commencing August 15, 2003 and thereafter. (The Cumulative Preferred Stock would continue to be redeemable at the option of the Fund prior to August 15, 2003, to the extent necessary for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company.)

  The change in the Cumulative Preferred Stock's dividend cycle from an annual to a quarterly pay and the two year extension of its optional call protection period will financially benefit the Cumulative Preferred Stockholders at a minimal expense to Common Stockholders. However, based on information Royce has obtained from third parties and on its own analysis, Royce believes that these costs to Common Stockholders will be more than offset if and when the Fund again employs leverage through the offering and sale of additional shares of its preferred stock, either of the same series as shares of the Cumulative Preferred Stock or of a new series. Specifically, Royce believes that the effective dividend rate on any shares of preferred stock that may be issued and sold by the Fund in the future will be lower if the Cumulative Preferred Stock were to have a quarterly dividend feature, as proposed. (A lower dividend rate would, of course,
benefit Common Stockholders).   Royce has also concluded that the
combination of the float represented by the 2,400,000 shares of Cumulative Preferred Stock already outstanding and a longer optional call protection period for the Cumulative Preferred Stock should make the issuance and sale of additional shares of that series more attractive to new investors. For these reasons and because the Fund intends, based on current market conditions, to issue and sell additional shares of its preferred stock sometime during the next six months, Royce recommended to the Board of Directors, and the Board of Directors is recommending to the Fund's Cumulative Preferred Stockholders and Common Stockholders, that Proposal 1 be approved.

  The future issuance and sale of additional shares of the Cumulative Preferred Stock is facilitated by a related amendment to the Articles Supplementary for the Cumulative Preferred Stock, also covered by this Proposal 1, that would designate 7,600,000 of the 47,600,000 authorized but unissued shares of the Fund's preferred stock as authorized but unissued shares of the Cumulative Preferred Stock.

  The proposed amendments to the Articles Supplementary for the Cumulative Preferred Stock, marked to show the changes covered by this Proposal 1, are attached to this Proxy Statement as Exhibit
A.



        2.  LIMITING NON-SUBSTANTIVE VOTING RIGHTS UNDER,
         AND ALLOWING BOARD OF DIRECTOR MODIFICATION OF,
                     ARTICLES SUPPLEMENTARY
                           (Proposal 2)

  Under the Articles Supplementary for the Cumulative Preferred Stock, which are part of the Fund's Charter, the Fund may not amend, alter or repeal any provision of the Charter so as to materially adversely affect any of the contract rights expressly set forth in the Charter of Cumulative Preferred Stockholders without the affirmative vote of the holders of two-thirds of such shares. A two-thirds vote of such holders is, therefore, required to approve Proposal 1 and this Proposal 2. In addition, Fund stockholder approval of these Proposals also requires a separate vote of a majority of the Fund's outstanding shares of Common Stock and Cumulative Preferred Stock, voting together as a single class. This Proposal 2 is designed to dispense with any such separate vote by the Common Stock, the Cumulative Preferred Stock and any other class or series of the Fund's capital stock on any future proposed amendment to the Articles Supplementary, unless the amendment would materially adversely affect any of the contract rights expressly set forth in the Charter of the Common Stock, the Cumulative Preferred Stock or any other class or series of the Fund's capital stock. Thus, if this Proposal 2 is approved by the Fund's stockholders, holders of the Fund's Common Stock and of any other series of its preferred stock will no longer be entitled to vote on any future proposed amendments to the Articles Supplementary for the Cumulative Preferred Stock similar to those covered by Proposal 1.

  The Board of Directors believes that Proposal 2 will, if approved by the Fund's stockholders, add flexibility to the operation of the Fund's capital structure and reduce the cost to the Fund of soliciting proxies whenever the Board would like to effect changes to the financial or other terms of a class and/or series of the

Fund's preferred stock that involve primarily that class and/or series and are of a type that the Board, acting alone, could have placed in the Charter when it authorized the class and/or series of preferred stock involved.

  The Board is also seeking, as part of this Proposal 2, authority to amend the Articles Supplementary, without the vote of Cumulative Preferred Stockholders or of Common Stockholders, to resolve any inconsistency or ambiguity or remedy any formal defect, so long as the proposed amendment would not materially adversely affect any of the contract rights expressly set forth in the Charter of Cumulative Preferred Stockholders or Common Stockholders, or, so long as the Fund is subject to the Moody's Rating Agency Guidelines for the Cumulative Preferred Stock, adversely affect Moody's then current rating on the Cumulative Preferred Stock.

  The proposed amendments to the Articles Supplementary for the Cumulative Preferred Stock, marked to show the changes covered by this Proposal 2, are also included in Exhibit A to this Proxy
Statement.


                         Votes Required

     The votes required for approvals of Proposals 1 and 2 are (i) two-thirds of the Fund's outstanding shares of Cumulative Preferred Stock, voting as a separate class, plus (ii) a majority of the Fund's outstanding shares of Common Stock and Cumulative Preferred Stock, voting together as a single class.

 The Board of Directors recommends votes FOR Proposals 1 and 2.


                        3. OTHER BUSINESS

     Management knows of no business to be brought before the meeting other than Proposals 1 and 2 in the Notice of the Special Meeting. If other matters do come before the meeting, it is intended that the shares represented by Proxies will be voted in accordance with the judgment of the person or persons exercising at the meeting the authority conferred by the Proxies.


                            STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Fund's 1999 Annual Meeting of Stockholders must be received by the Fund by November 20, 1998, for inclusion in the Fund's Proxy Statement and form of Proxy relating to that meeting.


                        ADDITIONAL INFORMATION

     Royce & Associates, Inc., the Fund's investment adviser, is located at 1414 Avenue of the Americas, New York, New York 10019.

     PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE
                  ACCOMPANYING POSTAGE-PAID ENVELOPE

LEGEND:  TEXT BETWEEN "*" INDICATES STRIKE THROUGH (DELETED TEXT)
AND TEXT BETWEEN "#" INDICATES UNDERLINE (ADDED TEXT) ON MAILING
TO STOCKHOLDERS.
                                                        EXHIBIT A



                       PROPOSED AMENDMENTS
                               TO
                     ARTICLES SUPPLEMENTARY
                               FOR
                   CUMULATIVE PREFERRED STOCK



     FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of the Charter of the Corporation, the Board of Directors has authorized the issuance of a series of *2,400,000* #10,000,000# shares of preferred stock, par value $.001 per share, of the Corporation designated as the " *8%* #7.80%# Cumulative Preferred Stock" (the "Cumulative Preferred Stock") and has provided for the issuance of shares of such series.

     SECOND: The preferences, voting powers, rights, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of shares of the Cumulative
Preferred Stock of the Corporation, as set by the Board of Directors, are as follows:

                            ARTICLE I
                           DEFINITIONS

     Unless the context or use indicates another or different meaning or intent, the following terms when used in these Articles Supplementary shall have the meanings set forth below, whether such terms are used in the singular or plural and regardless of their tense:

                            *   *   *

     "Cumulative Preferred Stock" means the  *8%*  #7.80%#
Cumulative Preferred Stock, par value $.001 per share, of the Corporation.

                            *   *   *

                           ARTICLE II

                   CUMULATIVE PREFERRED STOCK

     1.   Dividends.

     (a) Holders of shares of #the# Cumulative Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends at the annual rate of *8%* #7.80%# per share (computed on the basis of a 360-day year consisting of twelve 30-day months) of the initial Liquidation Preference of $25.00 per share on the Cumulative Preferred Stock and no more, payable *annually on* #quarterly# on March 23, June 23, September 23 and December 23 in each year (each, a "Dividend Payment Date"), commencing *December* #March# 23, *1996* #1998# (or, if any such day is not a Business Day, then on the next succeeding Business Day) to holders of record of #the# Cumulative Preferred Stock as they appear on the stock register of the Corporation at the close of business on the preceding #March 6, June 6, September 6 and# December 6 (or, if any such day is not a Business Day, then on the next succeeding Business
Day), as the case may be, in preference to dividends on shares of Common Stock and any other capital stock of the Corporation ranking junior to #the# Cumulative Preferred Stock in payment of dividends. Dividends on shares of Cumulative Preferred Stock shall accumulate from the date on which #the first# such shares #of Cumulative Preferred Stock# are originally issued ("Date of Original Issue"). Each period beginning on and including a Dividend Payment Date (or the Date of Original Issue, in the case of the first dividend period after issuance of such shares) and ending on but excluding the next succeeding Dividend Payment Date is referred to herein as a "Dividend Period." Dividends on account of arrears for any past

Dividend Period may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors.


                            *   *   *

     3.   Redemption.

     Shares of the Cumulative Preferred Stock shall be redeemed by the Corporation as provided below:


                            *   *   *

     (b)  Optional Redemptions.

     Prior to August 15, *2001* #2003#, the Corporation may, at its option, redeem shares of #the# Cumulative Preferred Stock at the Redemption Price per share only if and to the extent that any such redemption is necessary, in the judgment of the Corporation, to maintain the Corporation's status as a regulated investment company under Subchapter M of the Code. Commencing August 15, *2000* #2003# and at any time and from time to time thereafter, the Corporation may, at its option, to the extent permitted by the 1940 Act, Maryland law, the Indenture and any other agreements in respect of indebtedness of the Corporation to which it may be a party or by which it may be bound, redeem the Cumulative Preferred Stock in whole or in part at the Redemption Price per share.


                            *   *   *


     4.   Voting Rights.

                            *   *   *

     #(1)#  Right to Vote with Respect to Certain Other Matters.

          (1) So long as any shares of #the# Cumulative Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of two-thirds of the shares of Cumulative Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of #the# Cumulative Preferred Stock. The Corporation shall notify Moody's ten Business Days prior to any such vote described above. Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including #the# Cumulative Preferred Stock, voting together as a single class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. For purposes of the preceding sentence, the phrase "vote of the holders of a majority of the outstanding shares of Preferred Stock" shall have the meaning set forth in the 1940 Act. The class vote of holders of shares of Preferred Stock, including Cumulative Preferred Stock, described above, will be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, *including Cumulative Preferred Stock;* voting together as a single class, necessary to authorize the action in question. An increase in the number of authorized shares of Preferred Stock pursuant to the Charter or the issuance of additional shares of any series of Preferred Stock (including the Cumulative Preferred Stock) pursuant to the Charter shall not in and of itself be considered to adversely affect the contract rights of the holders of Cumulative Preferred Stock.

            #(2) Notwithstanding the foregoing, and except as otherwise required by the 1940 Act, (i) the holders of outstanding shares of the Cumulative Preferred Stock shall be entitled as a class, to the exclusion of the holders of all other securities, including other Preferred Stock, Common Stock and other classes of capital stock of the Corporation, to vote on matters affecting the Cumulative Preferred Stock that do not materially adversely affect any of the contract rights of holders of such other securities, including other Preferred Stock, Common Stock and other classes of capital stock of the Corporation, as expressly set forth in the Charter, and (ii) the holders of outstanding shares of the Cumulative Preferred Stock shall not be entitled to vote on matters affecting any other Preferred Stock that do not materially adversely affect the contract rights of holders of the Cumulative Preferred Stock, as expressly set forth in the Charter.#

                            *   *   *

          8.   Limitation on Incurrence of Additional
          Indebtedness and Issuance of Additional Preferred
          Stock.

                            *   *   *

     (b) So long as any shares of #the# Cumulative Preferred Stock are outstanding, the Corporation may issue and sell #additional shares of Cumulative Preferred Stock authorized hereby and/or# shares of one or more other series of Preferred Stock constituting a series of a class of senior securities of the Corporation representing stock under Section 18 of the 1940 Act in addition to the shares of #the# Cumulative Preferred Stock, provided that (i) if the Corporation is using the proceeds (net of all offering expenses payable by the Corporation) of such additional Preferred Stock to purchase all or a portion of the shares of #the# Cumulative Preferred Stock or to redeem or otherwise refinance all or a portion of the shares of #the# Cumulative Preferred Stock, any other Preferred Stock and/or any indebtedness of the Corporation then outstanding, then the Corporation shall, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities which are stock, as defined in Section 18(h) of the 1940 Act, of at least 250% of the shares of #the# Cumulative Preferred Stock and all other Preferred Stock of the Corporation then outstanding, or (ii) if the Corporation is using the proceeds (net of all offering expenses payable by the Corporation) of such additional Preferred Stock for any other purpose, then the Corporation shall, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities which are stock as defined in Section 18(h) of the 1940 Act of at least 300% of the shares of #the# Cumulative Preferred Stock and all other Preferred Stock of the Corporation then outstanding, and, in the case of either (i) or (ii) above, (iii) no such additional Preferred Stock shall have any preference or priority over any other Preferred Stock of the Corporation upon the distribution of the assets of the Corporation or in respect of the payment of dividends.


                          #ARTICLE III

      ABILITY OF BOARD OF DIRECTORS TO MODIFY THE ARTICLES
                          SUPPLEMENTARY


To the extent permitted by law, the Board of Directors, without the vote of the holders of the Cumulative Preferred Stock or any other capital stock of the Corporation, may amend the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any formal defect so long as the amendment does not materially adversely affect any of the contract rights of holders of the Cumulative Preferred Stock or any other capital stock of the Corporation, as expressly set forth in the Charter, or, if the Corporation has not previously terminated compliance with the provisions hereof with respect to Moody's pursuant to paragraph 7 of Article II hereof, adversely affect the then current rating on the Cumulative Preferred Stock by Moody's.#


     *The foregoing amendments may be implements may be implemented by amending the Articles Supplementary for the Cumulative Preferred Stock or by amending and restating them.*

COMMON STOCK        ROYCE VALUE TRUST, INC.         COMMON  STOCK
                  1414 Avenue of the Americas
                      New York, NY  10019

  This Proxy is solicited on behalf of the Board of Directors.


The undersigned, a Common Stockholder of Royce Value Trust, Inc., hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of the Fund held of record by the undersigned on December 18, 1997, at the Special Meeting of Stockholders to be held on February 10, 1998, or at any adjournment thereof.


This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN  THE
ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS  YOUR  ADDRESS CHANGED?             DO  YOU  HAVE  ANY COMMENTS?



_____________________________________  ___________________________________


_____________________________________  ___________________________________


_____________________________________  ___________________________________

X PLEASE MARK VOTES
  AS IN THIS EXAMPLE

______________________________________

     ROYCE VALUE TRUST, INC.
         COMMON STOCK
__________________________________                   For     Against   Abstain



                        1. PROPOSAL TO APPROVE VARIOUS AMENDMENTS TO ARTICLES SUPPLEMENTARY FOR PREFERRED STOCK, INCLUDING AN INCREASE IN FREQUENCY OF DIVIDEND PAYMENTS AND EXTENSION OF OPTIONAL CALL PROTECTION PERIOD. (Page 2)

                        2.  PROPOSAL TO AMEND ARTICLES SUPPLEMENTARY
                            FOR PREFERRED STOCK AS TO NON-SUBSTANTIVE
                            VOTING RIGHTS AND BOARD MODIFICATIONS. (Page 3)

                        3.  THE PROXIES ARE AUTHORIZED TO VOTE UPON
                            SUCH OTHER BUSINESS AS MAY PROPERLY COME
                            BEFORE THE MEETING.



Please be sure to sign and date this Proxy.      Date:

Mark box at the right if an address change or comment has been noted on the reverse side of this card.


Stockholder sign here       Co-owner sign  here        RECORD DATE SHARES:

   PREFERRED STOCK       ROYCE VALUE TRUST, INC.      PREFERRED STOCK
		      1414 Avenue of the Americas
                          New York, NY  10019

   This Proxy is solicited on behalf of the Board of Directors.

   The undersigned, a Preferred Stockholder of Royce Value Trust, Inc., hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 8% Cumulative Preferred Stock of the Fund held of record by the undersigned on December 18, 1997, at the Special Meeting of Stockholders to be held on February 10, 1998, or at any adjournment thereof.

   This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


HAS  YOUR  ADDRESS CHANGED?             DO  YOU  HAVE  ANY COMMENTS?



_____________________________________  ___________________________________


_____________________________________  ___________________________________


_____________________________________  ___________________________________

X PLEASE MARK VOTES
  AS IN THIS EXAMPLE


______________________________________

ROYCE VALUE TRUST, INC.
   PREFERRED STOCK
__________________________________                       For   Against   Abstain


                        1. PROPOSAL TO APPROVE VARIOUS AMENDMENTS TO ARTICLES SUPPLEMENTARY FOR PREFERRED STOCK, INCLUDING AN INCREASE IN FREQUENCY OF DIVIDEND PAYMENTS AND EXTENSION OF OPTIONAL CALL PROTECTION PERIOD. (Page 2)

                        2.  PROPOSAL TO AMEND ARTICLES SUPPLEMENTARY
                            FOR PREFERRED STOCK AS TO NON-SUBSTANTIVE
                            VOTING RIGHTS AND BOARD MODIFICATIONS. (Page 3)

                        3.  THE PROXIES ARE AUTHORIZED TO VOTE UPON
                            SUCH OTHER BUSINESS AS MAY PROPERLY COME
                            BEFORE THE MEETING.



Please be sure to sign and date this Proxy.      Date:

Mark box at the right if an address change or comment has been noted on the reverse side of this card.


Stockholder sign here       Co-owner sign  here        RECORD DATE SHARES:

January 2, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Royce Value Trust, Inc.
File No. 811-4875

Gentlemen:

Enclosed for filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, are the definitive copies of the Notice of Meeting, Proxy Statement and form of proxy in connection with the Special Meeting of Stockholders of Royce Value Trust, Inc. (the "Fund"), to be held on February 10, 1998. At the request of Mr. Briccio Barrientos, the SEC staff member who reviewed the Fund's preliminary proxy material, the Fund hereby represents that Shareholders Communications Corporation has informed the Fund that, in connection with the Fund's Special Stockholder Meeting, it will conduct any and all telephone solicitations of proxies in accordance with the guidelines set forth in the February 16, 1996 Generic Comment letter to Registrants from the SEC staff.

The foregoing materials are scheduled to be mailed to Fund stockholders today. Should you have any questions or comments please call me at (212) 508-4578.


                                   Sincerely,

                                   /s/ John E. Denneen

                                   John E. Denneen
                                   Secretary

JED:rw
Enclosures